J.P. Morgan U.S. Equity Funds

JPMorgan Equity Income Fund

JPMorgan Large Cap Growth Fund

JPMorgan Mid Cap Growth Fund

(All Share Classes)

(each, a series of JPMorgan Trust II)

Supplement dated July 23, 2014 to the Prospectuses dated November 1, 2013, as supplemented

Change in Investment Objective for JPMorgan Equity Income Fund

Shareholders of the JPMorgan Equity Income Fund have approved a new fundamental investment objective for the Fund. Effective immediately, the Fund’s fundamental investment objective is deleted in its entirety and replaced with the following:

The Fund seeks capital appreciation and current income.

Change in Investment Objective for JPMorgan Large Cap Growth Fund

Shareholders of the JPMorgan Large Cap Growth Fund have approved a new fundamental investment objective for the Fund. Effective immediately, the Fund’s fundamental investment objective is deleted in its entirety and replaced with the following:

The Fund seeks long-term capital appreciation.

Change in Investment Objective for JPMorgan Mid Cap Growth Fund

Shareholders of the JPMorgan Mid Cap Growth Fund have approved a new fundamental investment objective for the Fund. Effective immediately, the Fund’s fundamental investment objective is deleted in its entirety and replaced with the following:

The Fund seeks growth of capital.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT

WITH THE PROSPECTUS FOR FUTURE REFERENCE

SUP-USEQ-714-2